Proforma Combining Statement of Investments"January 31, 2001 (Unaudited)"
Oppenheimer Large Cap Growth Fund and Oppenheimer Trinity Growth Fund

                                    Shares
Market Value
                                    Oppenheimer                     Oppenheimer
Oppenheimer                         Oppenheimer
                                    Large Cap                Trinity   Combined
Large Cap                           Trinity                   Combined
                                    Growth Fund           Growth Fund   ProForma
Growth Fund                         Growth Fund                        ProForma
Common Stocks - 98.4%
Capital Goods - 13.5%
Aerospace/Defense - 0.6%
Boeing Co.                                  "3,600 "          --       "3,600 "
$        "210,600 "                 $                   --          $ "210,600"
Electrical Equipment - 9.6%
AVX Corp.                                   "23,100 "                        --
"23,100 "                           "504,966 "                               --
"504,966 "
General Electric Co.                                 "44,200          "18,700 "
"62,900 "                           "2,033,200 "                     "860,200 "
"2,893,400 "

"2,538,166 "                        "860,200 "                     "3,398,366 "
Industrial Services - 0.3%
"Miller (Herman), Inc."              "3,300 "          --
"3,300 "                   "94,462 "           --                     "94,462 "
Manufacturing - 3.0%
"Corning, Inc."                             "8,300 "                   "8,300 "
"470,693 "                                      --                   "470,693 "
"Honeywell International, Inc."               400                --
400                        "18,900 "           --                     "18,900 "
Sanmina Corp.     1\\\                      "11,400 "        70         "12,100
"                          "554,325 "     "34,                       "588,362 "

"1,043,918 "                        "34,037 "                      "1,077,955 "
Communication Services - 0.0%
Telecommunications-Long Distance - 0.0%
"Qwest Communications International, Inc."  1\\\          200                --
200                        "8,424 "                        -           "8,424 "
Consumer Cyclicals - 8.3%
Consumer Services - 0.5%
Catalina Marketing Corp.   1\\\                      "4,500 "                --
"4,500 "                   "146,835 "         --                     "146,835 "
"Omnicom Group, Inc."                                200                     --
200                        "18,260 "           --                     "18,260 "

"165,095 "                                      --                   "165,095 "
Leisure & Entertainment - 2.6%
"Harley-Davidson, Inc."                              "11,300 "         "1,000 "
"12,300 "                           "512,907 "                        "45,390 "
"558,297 "
"MGM Mirage, Inc."                                   "12,900 "               --
"12,900 "                           "376,035 "                               --
"376,035 "

"888,942 "                          "45,390 "        "934,332 "
Media - 0.5%
"Dow Jones & Co., Inc."         --               "2,100 "
"2,100 "                               --            "127,365"       "127,365 "
"Interpublic Group of Cos., Inc."               --                     "1,000 "
"1,000 "                --         "41,200 "                          "41,200 "

            --                      "168,565 "                       "168,565 "
Retail:  General - 4.1%
Kohl's Corp.      1\\\          --           "1,300 "                  "1,300 "
            --                      "92,300 "                         "92,300 "
"Wal-Mart Stores, Inc."             "17,300 "                          "6,800 "
"24,100 "                           "982,640 "                       "386,240 "
"1,368,880 "

"982,640 "                          "478,540 "                     "1,461,180 "
Retail:  Specialty - 0.6%
"Home Depot, Inc."                                   "4,100 "                --
"4,100 "                   "197,620 "         --                     "197,620 "
Consumer Staples - 7.5%
Beverages - 3.0%
"Anheuser-Busch Cos., Inc."                  "7,400 "                  "1,000 "
"8,400 "                   "320,864 "          "43,360               "364,224 "
Coca-Cola Co. (The)       "6,500 "           "2,300 "                  "8,800 "
"377,000 "                        "133,400 "                         "510,400 "
"PepsiCo, Inc."      --                      "4,100 "                  "4,100 "
            --                    "180,687 "                         "180,687 "

"697,864 "                   "357,447 "                            "1,055,311 "
Entertainment - 1.2%
"Viacom, Inc., Cl. B"      1\\\                "7                            --
"7,700 "                   "425,040 "                                "425,040 "
Food - 0.6%
Quaker Oats Co.               --             "2,100 "                  "2,100 "
            --                    "199,500 "                         "199,500 "
Sysco Corp.                 --                    600                       600
            --                     "16,152 "                          "16,152 "

            --                      "215,652 "                       "215,652 "
Food &Drug Retailers - 2.3%
Kroger Co.        1\\\                      "15,000 "                       --
"15,000 "                           "368,250 "                              --
"368,250 "
Walgreen Co.             "8,900 "           "1,900 "                  "10,800 "
"364,366 "                          "77,786 "                        "442,152 "

"732,616 "                          "77,786 "                        "810,402 "
Household Goods - 0.4%
"Estee Lauder Cos., Inc. (The), Cl. A"                "4,000 "               --
"4,000 "                   "152,400 "         --                     "152,400 "
Energy - 0.3%
Energy Services - 0.0%
Anadarko Petroleum Corp.              200                                    --
200                        "11,380 "                   --             "11,380 "
Oil:  Domestic - 0.3%
Apache Corp.               "1,900 "                 --                 "1,900 "
"109,440 "                                      --                   "109,440 "
Financial - 3.7%
Banks - 0.2%
State Street Corp.               --                                         500
500                     --         "56,465 "                          "56,465 "
Diversified Financial - 1.9%
American Express Co.               "2,200 "            "1,000 "        "3,200 "
"103,620 "                          "47,100 "                        "150,720 "
"Equifax, Inc."                  "2,800 "       --                     "2,800 "
"83,020 "                                       --                     "83,020 "
Providian Financial Corp.                            --                     800
800              --                "46,680 "                          "46,680 "
Schwab (Charles) Corp.      "5,400 "         "2,400 "                  "7,800 "
"142,614 "                          "63,384 "                          "205,998 "
SEI Investments Co.              "2,200 "                               --
"2,200 "                   "181,775 "          --                    "181,775 "

"511,029 "                          "157,164 "                       "668,193 "
Insurance - 1.6%
"AFLAC, Inc."               "5,100 "             --                    "5,100 "
"300,798 "                                      --                   "300,798 "
"American International Group, Inc."                 --                     500
500                                    --           "42,510 "         "42,510 "
"Marsh & McLennan Cos., Inc."               --                     "2,100 "
"2,100 "                          "227,115 "                         "227,115 "

"300,798 "                          "269,625 "                       "570,423 "
Healthcare - 21.5%
Healthcare/Drugs - 18.2%
American Home Products Corp.                 "4,100 "                  "6,400 "
"10,500 "                           "242,310 "                       "378,240 "
"620,550 "
Andrx Group       1\\\         "4,600                  --              "4,600 "
"303,025 "                                      --                   "303,025 "
Bristol-Myers Squibb Co.                        --                     "4,500 "
"4,500 "                    --                 "278,505 "            "278,505 "
Immunex Corp.     1                         "11,400                          --
"11,400 "                           "349,125 "                               --
"349,125 "
Johnson & Johnson          --            "2,700 "                  "2,700 "
            --                    "251,451 "                         "251,451 "
Lilly (Eli) & Co.           "8,500 "         "1,500 "             "10,000 "
"669,800 "                          "118,200 "                       "788,000 "
"Merck & Co., Inc         "7,500 "            "2,000               "9,500 "
"616,350 "                     "164,360 "                         "780,710 "
"Pfizer, Inc."                              "37,800 "                 "10,500 "
"48,300 "                           "1,706,670 "                     "474,075 "
"2,180,745 "
Pharmacia Corp.            --                      "4,500 "            "4,500 "
            --                    "252,090 "                         "252,090 "
Schering-Plough Corp.                            "4,800 "                   --
"4,800 "                   "241,920 "           --                   "241,920 "
"UnitedHealth Group, Inc."                           "7,100 "                --
"7,100 "                   "400,511 "         --                     "400,511 "

"4,529,711 "                        "1,916,921 "                   "6,446,632 "
Healthcare/Supplies & Services - 3.3%
"Allergan, Inc."             --     "1,400 "                  "1,400 "
            --           "114,450 "                         "114,450 "
"Beckman Coulter, Inc."          "2,600 "                               --
"2,600 "                   "97,656 "              --                 "97,656 "
"Cardinal Health, Inc."              "5,000 "                               --
"5,000 "                   "476,500 "         --                     "476,500 "
Cytyc Corp.       1\\\     "6,700 "              --                    "6,700 "
"442,200 "                                      --                   "442,200 "
"Medtronic, Inc."         --                      600                       600
            --                      "32,400 "                          "32,400 "

"1,016,356 "                        "146,850 "                     "1,163,206 "
Technology - 42.4%
Computer Hardware - 10.5%
"Agilent Technologies, Inc."        1\\\      "9,300 "                     --
"9,300 "                   "507,315 "         --                     "507,315 "
EMC Corp.      1\\     "3,800 "                   "3,900 "             "7,700 "
"288,762 "                          "296,361 "                         "585,123 "
International Business Machines Corp.      "10,800 "                   "3,500 "
"14,300 "                           "1,209,600 "                       "392,000 "
"1,601,600 "
"Sun Microsystems, Inc."   1\\\                    "28,500 "           "4,500 "
"33,000 "                           "871,031 "                         "137,531 "
"1,008,562 "

"2,876,708 "                        "825,892 "                     "3,702,600 "
Computer Services - 2.9%
"Automatic Data Processing, Inc."                "8,800 "                  800
"9,600 "                   "526,768 "   "47,888 "                    "574,656 "
"DST Systems, Inc."        1\\\                      "3,800 "                --
"3,800 "                   "226,100 "         --                     "226,100 "
Emulex Corp.      1\\\           "2,500 "    --                     "2,500 "
"232,500 "                                      --                  "232,500 "

"985,368 "                          "47,888 "                  "1,033,256 "
Computer Software - 12.2%
"AOL Time Warner, Inc."    1\\\     "11,800 "                        "5,250 "
"17,050 "                           "620,208 "                       "275,940 "
"896,148 "
"BEA Systems, Inc."        1\\"1,700"                             --
"1,700 "                   "112,094 "         --                     "112,094 "
Electronic Data Systems Corp.               "8,200 "                        --
"8,200 "                   "456,330 "         --                     "456,330 "
Microsoft Corp.   1\\\                   "17,900 "    "5,400 "         "23,300
"                          "1,093,019"   "329,737 "                "1,422,756 "
Oracle Corp.      1\\\       "5,800 "          "10,900 "                "16,700
"                          "168,925 " "317,463 "                    "486,388 "
"Siebel Systems, Inc."     1\\\ "8,200 "              "4,200 "        "12,400
"                          "543,762 "        "278,513                "822,275 "
Veritas Software Corp.     1\\\            --                     "1,400 "
"1,400 "               --    "132,825 "                         "132,825 "

"2,994,338 "                        "1,334,478 "                   "4,328,816 "
Communications Equipment - 6.6%
"Cisco Systems, Inc."                                "44,100 "          "16,800 "
"60,900 "                           "1,650,994 "                       "628,950 "
"2,279,944 "
"Tellabs, Inc."   1\\\           --          "1,100 "                  "1,100 "
            --                      "71,294 "                          "71,294 "

"1,650,994 "                   "700,244 "                          "2,351,238 "
Electronics - 10.2%
"Analog Devices, Inc."     1\\\              "11,100 "                    --
"11,100 "                           "694,860 "                            --
"694,860 "
Harris Corp.                 "1,700 "          --                     "1,700 "
"51,340 "                                       --                    "51,340 "
Intel Corp.             "22,600 "            "6,200 "                  "28,800
"                          "836,200 "      "229,400 "              "1,065,600 "
International Rectifier Corp.       1\\\   "6,700 "                         --
"6,700 "                   "361,532 "       --                     "361,532 "
JDS Uniphase Corp.         1\\\                      "13,000 "              --
"13,000 "                           "712,562 "                            --
"712,562 "
"Molex, Inc."               "1,000 "           --                     "1,000 "
"43,438 "                                     --                     "43,438 "
"PMC-Sierra, Inc."         1\\\                      "5,600 "               --
"5,600 "                   "423,150 "               --              "423,150 "
"Power-One, Inc." 1\\\      --                "1,000 "                 "1,000 "
            --                      "47,063 "                         "47,063 "
QLogic Corp.      1\\\        --             "1,400 "                  "1,400 "
            --                      "123,200 "                         "123,200 "
"Rambus, Inc."    1\\\                      "2,100 "      --          "2,100 "
"103,688 "                                      --                    "103,688 "

"3,226,770 "                        "399,663 "                       "3,626,433 "
Utilities - 1.2%
Electric Utilities - 0.5%
Calpine Corp.     1\\\                      "4,600 "       --        "4,600 "
"183,586 "                                      --                   "183,586 "
Gas Utilities - 0.7%
"Dynegy, Inc."             "5,300 "                --                   "5,300 "
"258,110 "                                      --                     "258,110 "

"Total Common Stocks (Cost $27,268,718, "
"Cost $7,978,420, Combined $35,247,138)"
"26,792,375 "                       "8,092,807 "                   "34,885,182 "

                                    Principal
                                    Amount
Repurchase Agreements - 1.6%
Repurchase agreement with Banc One Capital
"Markets, Inc., 5.65%, dated 1/31/01, to be "
"repurchased at $167,026 on 2/1/01, collateralized "
"by U.S. Treasury Bonds, 6.625%--7.25%, "
"5/15/16--2/15/27, with a value of $11,196 and "
"U.S. Treasury Nts., 4.25%--7.875%, 5/31/01--"
"5/15/09, with a value of $159,257  (Cost $167,000)"        "167,000          $
            --             $        "167,000 "              "167,000 "
            --                      "167,000 "
Repurchase agreement with Banc One Capital
"Markets, Inc., 5.65%, dated 1/31/01, to be "
"repurchased at $375,059 on 2/1/01, collateralized "
"by U.S. Treasury Bonds, 6.625%--7.25%, "
"5/15/16--2/15/27, with a value of $25,141and "
"U.S. Treasury Nts., 4.25%--7.875%, 5/31/01--"
"5/15/09, with a value of $357,612  (Cost $375,000)"                         --
"375,000 "                          "375,000 "                               --
"375,000 "                          "375,000 "

"Total Investments, at Value (Cost $27,435,718, "
"Cost $8,353,420, Combined $35,789,138)"        100.2%                    99.2%
100.0%                     "26,959,375 "      "8,467,807          "35,427,182"
Liabilities in Excess of Other Assets
/Other Assets Net of Liabilities                 (0.2)                     0.8
0.0                "(56,140)"        "64,278 "                          "8,138"
Net Assets          100.0%                     100.0%                    100.0%
$        "26,903,235 "          $  "8,532,085 "           $   "35,435,320"

1.  Non-income-producing security.